TRADE RECEIVABLES AND OTHER	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
TRADE RECEIVABLES AND OTHER
NOTE 13 - TRADE RECEIVABLES AND OTHER

	At December 31,
	2023		2022
(in millions of Euros)	Non-current	Current	Non-current	Current
Trade receivables - gross	—	388	—	467
Impairment	—	(2)	—	(2)
Total trade receivables - net	—	386	—	465
Income tax receivables	—	17	14	16
Other tax receivables	—	54	—	38
Contract assets	16	2	15	2
Prepaid expenses	—	8	1	8
Other	15	23	13	10
Total other receivables	31	104	43	74
Total trade receivables and other	31	490	43	539
13.1 Contract assets
Contract assets included €7 million and €4 million of unbilled tooling costs at December 31, 2023 and 2022, respectively.
13.2 Aging

	At December 31,
(in millions of Euros)	2023	2022
Not past due	370	453
1 – 30 days past due	15	10
31 – 60 days past due	1	2
Total trade receivables - net	386	465
The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable shown above. The Group does not hold any collateral from its customers or debtors as security.
13.3 Currency concentration

	At December 31,
(in millions of Euros)	2023	2022
Euro	167	225
U.S. Dollar	200	213
Swiss franc	7	8
Other currencies	12	19
Total trade receivables - net	386	465
13.4 Factoring arrangements
The Group factors trade receivables under committed factoring agreements in the United States, France, Germany, Switzerland and the Czech Republic:
•In the United States, Constellium Muscle Shoals LLC is party to a factoring agreement with a capacity of $175 million and a maturity date in September 2025 and Constellium Automotive USA LLC is party to a factoring agreement with a maximum capacity of $25 million and a maturity date in December 2024.
•The factoring agreement in place for our entities in France has a maximum capacity of €250 million (including a €20 million recourse line) and a maturity date in January 2026.
•Factoring agreements in place for our entities in Germany, Switzerland and the Czech Republic have a combined maximum capacity of €200 million and maturity dates in December 2027.
In addition, the Group sells receivables from one of its German customers under an uncommitted factoring facility whereby receivables sold are confirmed by the customer.
These factoring agreements contain certain customary affirmative and negative covenants, including some relating to the administration and collection of the assigned receivables, the terms of the invoices and the exchange of information, but do not contain maintenance financial covenants. In addition, the commitment of the factor to buy receivables under the Muscle Shoals factoring agreement is subject to certain credit ratings being maintained. The Group was in compliance with all applicable covenants at and for the years ended December 31, 2023 and 2022.
Under the Group’s factoring agreements, most of the trade receivables are sold without recourse. Where the Group has transferred substantially all the risks and rewards of ownership of the receivables, the receivables are derecognized. Some remaining receivables do not qualify for derecognition, as the Group retains substantially all the associated risks and rewards. At December 31, 2023, the total carrying amount of the original assets factored was €494 million of which €356 million were derecognized. At December 31, 2022, the total carrying amount of the original assets factored was €574 million of which €368 million were derecognized.
The amounts due to the factors in respect to trade receivables sold were €1 million and €6 million at December 31, 2023 and 2022, respectively.